May 4, 2012

DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Prospectus
dated April 1, 2012

The following information supplements and supersedes any contrary information contained in the sections of the fund's prospectus entitled "Fund Summary – Portfolio Management" and "Fund Details – Goal and Approach" and " – Management – Subadvisers":

The fund's board has approved Vulcan Value Partners, LLC (Vulcan) as an additional subadviser to the fund, effective May 10, 2012 (the Effective Date).

As of the Effective Date, the fund's assets will be allocated among six subadvisers – Lombardia Capital Partners, LLC (Lombardia), Neuberger Berman Management LLC (Neuberger Berman), Walthausen & Co., LLC (Walthausen), Thompson, Siegel & Walmsley, LLC (TS&W), Iridian Asset Management LLC (Iridian), and Vulcan.  The target percentage of the fund's assets to be allocated over time to the subadvisers is approximately 25% to Lombardia, 20% to Walthausen, 20% to TS&W, 15% to Neuberger Berman, 10% to Iridian, and 10% to Vulcan.  The target percentage of the fund's assets to be allocated to Vulcan, and any modification to the target percentage of the fund's assets currently allocated to the other subadvisers, will occur over time.  Subject to board approval, the fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.  The percentage of the fund's assets allocated to a subadviser may be adjusted by up to 20% of the fund's assets without the approval of the fund's board.

Vulcan uses a fundamental value based approach and seeks to invest in publicly traded companies whose securities are trading at significant discounts to their estimated intrinsic value.  Vulcan determines intrinsic value through disciplined financial analysis.  Vulcan views equity investments as ownership in a business enterprise and approaches investing as the long-term partial ownership of businesses.  Vulcan first seeks to identify companies that it believes have identifiable and sustainable competitive advantages allowing them to produce free cash flow and earn high cash returns on capital.  Vulcan looks for businesses that are run by ethical, capable, stockholder-oriented management teams that also are good operators, and understand the importance of capital allocation.  After a company passes Vulcan's qualitative screening process, Vulcan then focuses its analysis on the difference between price and value; that is, the difference between the price of the company's securities and Vulcan's appraised value of the securities.  Vulcan believes the greater the difference of value over price, the more attractive the investment.  The most discounted names from the subset of high quality businesses qualify for investment.  Vulcan typically sells a stock if a more favorable investment opportunity exists that can improve the price to value ratio of the portfolio without compromising quality, when a company's stock price reaches Vulcan's estimate of fair value or when the company has a negative development that affects Vulcan's five-year investment thesis and calls into question the company's intrinsic value.

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Vulcan, 3500 Blue Lake Drive, Suite 400, Birmingham, Alabama 35243, was established in 2007 by C.T. Fitzpatrick and is majority employee owned.  Mr. Fitzpatrick is the Chief Executive Officer and Chief Investment Officer of Vulcan, and is responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Vulcan.  Prior to founding Vulcan, Mr. Fitzpatrick spent 17 years as a principal and a lead portfolio manager at Southeastern Asset Management for the Longleaf Partners Funds.  As of February 29, 2012, Vulcan had approximately $361 million in assets under management.

May 4, 2012

DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Statement of Additional Information
dated September 1, 2011, as revised or amended
October 1, 2011, January 1, 2012, February 1, 2012, April 1, 2012 and May 1, 2012

The following information supplements and supersedes any contrary information contained in the Fund's Statement of Additional Information:

The Manager has engaged Vulcan Value Partners, LLC ("Vulcan" and, together with Lombardia, Walthausen, TS&W, Neuberger Berman, and Iridian, the "Sub-Advisers") to serve as an additional subadviser to the Fund, and to provide day-to-day management of that portion of the Fund's assets allocated to Vulcan, effective May 10, 2012.

Vulcan is a Delaware limited liability company founded in 2007.  Vulcan is located at 3500 Blue Lake Drive, Suite 400, Birmingham, Alabama 35243.  Vulcan was established by C.T. Fitzpatrick and is majority employee owned.  Mr. Fitzpatrick is the Chief Executive Officer and Chief Investment Officer of Vulcan, and is responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by Vulcan.  As of February 29, 2012, Vulcan had approximately $361 million in assets under management.

Portfolio Manager Compensation — Vulcan.  Vulcan's compensation structure includes the following components:  base salary, bonus based on contribution to the research process, retirement plan, medical benefits and substantial ownership in the firm.

Additional Information About the Portfolio Managers.  The following table lists the number and types of other accounts advised by Mr. Fitzpatrick, the Fund's primary portfolio manager responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by Vulcan, and assets under management in those accounts as of February 29, 2012:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
C.T. Fitzpatrick (Vulcan)	2	$151 million	1	$12.9 million	66	$210 million

None of the accounts managed by the portfolio manager is subject to a performance-based advisory fee.

As of the date of this Supplement, the portfolio manager did not beneficially own any shares of the Fund.

Conflicts of Interest — Vulcan.  Vulcan's investment process is consistent from account to account and all accounts are managed to a model portfolio, subject to any specific client guidelines.  Generally, all trades are done in blocks and allocated pro-rata to each account with the same investment mandate.  As a matter of policy, Vulcan's allocation procedures must be fair and equitable to all clients with no client being favored over any other client.  Vulcan's policy prohibits any allocation of trades in a manner that any particular client(s) receive more favorable treatment than other clients.